                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Amended Annual Report on Form 10-K/A of
Energy West Incorporated for the fiscal year ended June 30, 2002, I, Edward J.
Bernica, Chief Executive Officer of Energy West Incorporated, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) such Amended Annual Report on Form 10-K/A for the fiscal year ended
June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Energy West
Incorporated.

Date: November 25, 2002                    /s/ Edward J. Bernica
                                           -------------------------------------
                                           Edward J. Bernica,
                                           President and Chief Executive Officer
                                           (principal executive officer)